                                                                   Exhibit 10.27

                                ESCROW AGREEMENT

     This Escrow Agreement (this "Agreement") is entered into on January 20, 2003, by and among AirNet Communications Corporation, a Delaware corporation (the "Company"), Tandem PCS Investments, L.P., a limited partnership ("Tandem"), SCP Private Equity Partners II, L.P., a limited partnership ("SCP)"), and Mellon Ventures, L.P., a limited partnership ("Mellon" and collectively with Tandem and SCP, the "Holders" and individually, a "Holder"), and Edwards & Angell, LLP, as escrow agent (the "Escrow Agent").

                                    RECITALS

A. Pursuant to Section 6(a) of the Series B Convertible Preferred Stock Certificate of Designation of the Company, each Holder has provided to the Company notice, in a letter dated as of the date hereof addressed to the Company (collectively, the "Notices"), of its election to convert the 318,471.33 shares of Series B Convertible Preferred Stock, $.01 par value (the "Shares"), of the Company that it holds into a certain number of shares of the Company's common stock, $.001 par value. Each Notice encloses the stock certificate representing the Shares (collectively, the "Certificates").

B. Each Holder has provided a letter (the "Escrow Letter") to the Escrow Agent, dated as of the date hereof, notifying the Escrow Agent of its intention to deposit its Notice and Certificate into escrow.

C. In connection with its Notice, Tandem has executed a General Release in favor of the Company dated as of the date hereof (the "Release"). The letter that Tandem has delivered to the Escrow Agent provides that Tandem intends to deposit the Release into escrow together with its Notice and Certificate.

D. The Company and the Holders have agreed that the Notices, Certificates and the Release will be deposited in accordance with the terms of this Agreement.

                                    AGREEMENT

     In consideration of the premises and the mutual agreements and covenants herein contained and in order to carry out the escrow arrangement contemplated by the Escrow Letter, the parties hereby agree as follows:

1. Establishment of Escrow. Immediately following execution of this Agreement by the parties hereto, each Holder shall deliver its Notice and Certificate and, in the case of Tandem, the Release (collectively, the "Escrowed Documents") to the Escrow Agent, and the Escrow Agent shall provide written confirmation of receipt of the Escrowed Documents to the Company.

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2.   Release of Escrowed Documents. The Escrowed Documents shall remain in escrow until the earlier to occur of (a) receipt by the Escrow Agent of written notice signed by the Company and each Holder of the closing of a contemplated corporate financing of at least U.S. $16,000,000.00 by TECORE, Inc. and SCP, or affiliates thereof; or (b) 5:00 p.m. EST, Wednesday, April 30, 2003 (the "Escrow Period").

3. Return of Escrowed Documents. If the Escrow Agent does not receive a written notice from the Company and the Holders during the Escrow Period in accordance with Section 2(a) hereof, the Escrow Agent shall promptly after the end of the Escrow Period immediately return the Escrowed Documents to the respective Holders.

4. Further Instructions. If the Escrow Agent shall be uncertain as to its duties or rights hereunder, shall receive any notice, advice, direction or other document from any party with respect to the Escrowed Documents hereunder that, in its opinion, is in conflict with any of the provisions of this Escrow Agreement, or should be advised that a dispute has arisen with respect to the ownership or right of possession of the Escrowed Documents or any part thereof (or as to the delivery, non-delivery or content of any notice, advice, direction or other document), then the Escrow Agent shall not deliver the Escrowed Documents (or any part thereof) to the Company or any Holder or to take any action unless and until required to do so in: (a) a written notice signed by the Company and each Holder; or (b) a final order of a court of competent jurisdiction arising out of a dispute between the parties hereto with respect to the Escrowed Documents. The Escrow Agent shall also have the right to institute an interpleader action or proceeding in any court of competent jurisdiction located in Brevard County, Florida to determine the rights of the parties hereto.

5. Counsel to the Company. Each Holder recognizes and acknowledges that the Escrow Agent is counsel for the Company and that the Escrow Agent has agreed to serve as Escrow Agent only as a convenience to the parties hereto. The parties agree that the Escrow Agent may continue to represent the Company in this and any other transaction or matter including, without limitation, representation in disputes between the Company and any Holder, disputes concerning the Escrowed Documents and disputes concerning the Escrow Agent's responsibilities hereunder.

6.   General Terms and Standards Regarding the Escrow Agent.

     Notwithstanding any terms of this Agreement to the contrary, each term of this Agreement, including without limitation each of the stated duties and responsibilities of the Escrow Agent set forth herein, shall be subject to the following terms and conditions:

     (a) The duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth in this Agreement, and no implied duties, responsibilities or obligations shall be read into this Agreement against the Escrow Agent. Without limiting the generality of the foregoing, the Escrow Agent shall have no duty to take action to preserve or exercise rights in any property held by it hereunder (including, without limitation, against prior parties or otherwise).

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     (b) The Escrow Agent shall not be subject to, bound by, charged with notice of or be required to comply with or interpret any agreement or document other than this Agreement.

     (c) The Escrow Agent shall in no instance be under any duty to give any property held by it hereunder any greater degree of care than it gives its own similar property. The Escrow Agent shall not invest any funds held. In no event shall the Escrow Agent have any obligation to advance funds.

     (d) The Escrow Agent may rely upon, and shall be protected in acting or refraining from acting upon, any written notice, instruction, statement, request, waiver, order, judgment, certification, consent, receipt or other paper or document furnished to it (not only as to genuineness, but also as to its due execution and validity, the genuineness of signatures appearing thereon and as to the truth and accuracy of any information therein contained), which it in good faith believes to be genuine and signed or presented by the proper person.

     (e) Neither the Escrow Agent nor any of its partners or employees shall be liable to anyone for any error of judgment, or for any act done or step taken or omitted to be taken by it or any of its partners or employees, or for any mistake of fact or law, or for anything which it, or any of its partners or employees, may do or refrain from doing in connection with or in the administration of this Agreement, unless and except to the extent the same constitutes gross negligence or willful misconduct on the part of the Escrow Agent. In no event shall the Escrow Agent be liable for any indirect, incidental, punitive, special or consequential damages (as of the date of the action or omission giving rise to liability).

     (f) The Escrow Agent may consult with, and obtain advice from, legal counsel (including, without limitation, attorneys of the law firm of Edwards & Angell, LLP) with respect to any question as to any of the provisions hereof or its duties hereunder, or any matter relating hereto, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Escrow Agent in good faith in accordance with the opinion and directions of such counsel.

     (g) The Escrow Agent shall not be deemed to have notice of any fact, claim or demand with respect hereto unless actually known by an officer charged with responsibility for administering this Agreement or unless in writing received by the Escrow Agent pursuant to Section 9 hereof.

     (h) No provision of this Agreement shall require the Escrow Agent to expend or risk its own funds, or to take any legal or other action hereunder which might in its judgment involve it in, or require it to incur in connection with the performance of its duties hereunder, any expense or any financial liability unless it shall be furnished with indemnification acceptable to it.

     (i) Any permissive right of the Escrow Agent to take any action hereunder shall not be construed as duty.

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     (j) All indemnifications contained in this Agreement shall survive the resignation or removal of the Escrow Agent, and shall survive the termination of this Agreement.

     (k) The Escrow Agent is not responsible for the recitals appearing in this Agreement. The recitals shall be deemed to be statements of the Company and the Holders.

     (l) The Escrow Agent has no responsibility for the sufficiency of this Agreement for any purpose.

     (m) Nothing in this Agreement shall obligate the Escrow Agent to qualify to do business or act in any jurisdiction in which it is not presently qualified to do business, or be deemed to impose upon the Escrow Agent the duties of a trustee. The duties of the Escrow Agent under this Agreement are strictly ministerial in nature.

     (n) In no event shall the Escrow Agent have any liability for any failure or inability of the Company to perform or observe its duties under this Agreement, or by reason of a breach of this Agreement by the Company. In no event shall the Escrow Agent be obligated to take any action against the Company to compel performance hereunder.

     (o) The Escrow Agent shall in no instance be obligated to commence, prosecute or defend any legal proceedings in connection herewith. The Escrow Agent shall be authorized and entitled, however, in any instance to commence, prosecute or defend any legal proceedings in connection herewith, including without limitation any proceeding it may deem necessary to resolve any matter or dispute or to obtain a necessary declaration of rights.

     (p) Whenever the terms hereof call for any notice or other action on a day that is not a business day, such notice may be given or such action may be taken, as the case may be, on the next succeeding business day. As used herein, "business day" shall mean any day other than a Saturday or Sunday, or any other day on which the Escrow Agent is closed for business.

     (q) The Escrow Agent shall be reimbursed equally by the parties hereto upon request for all expenses, disbursements and advances, including reasonable fees of outside counsel and of all persons not regularly in its employ, if any, incurred or made by it in connection with the carrying out of its duties under this Agreement and in connection with any dispute regarding the performance of its duties hereunder. Notwithstanding the foregoing, the Escrow Agent shall not impose any fees or other charges on the other parties to this Agreement in consideration of (i) establishment of the escrow, (ii) deposit of the Escrowed Documents into escrow or (iii) release of the Escrowed Documents from escrow in accordance with Sections 1, 2 and 3 hereof.

     (r) The Escrow Agent makes no representation as to the validity, value, genuineness or collectability of any security or other document or instrument held by or delivered to it.

     (s) The Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining, or taking or refraining from taking any action with respect to any securities or other property deposited hereunder.

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     (t) If at any time the Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial administrative process which in any way relates to or affects the Escrowed Documents, the Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel deems appropriate; and if the Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity notwithstanding that though such order, judgment, decree, writ or process may be subsequently modified, annulled, set aside, vacated, found to have been without proper jurisdiction, or otherwise determined to have been without legal force or effect.

7. Indemnification. Each of the Company and each Holder, jointly and severally, hereby covenants and agrees to indemnify the Escrow Agent for, and to defend and hold harmless the Escrow Agent from and against, any and every loss, liability, damage, claim, cost and expense of any nature incurred or suffered by the Escrow Agent and arising out of or in connection with this Agreement or the administration of this Agreement or the performance or observance by the Escrow Agent of its responsibilities or services under this Agreement (including but not limited to attorneys' fees and other costs and expenses of defending or preparing to defend against any claim or liability), unless and except to the extent such loss, liability, damage, cost or expense shall be caused by the Escrow Agent's own willful misconduct or gross negligence.

8. Consent to Jurisdiction and Service. The Company and each Holder absolutely and irrevocably consent and submit to the jurisdiction of the courts of the State of Delaware and of any Federal court located in Delaware in connection with any actions or proceedings brought against it arising out of or relating to this Agreement. In any such action or proceeding, each of the Company and each Holder hereby absolutely and irrevocably waives personal service of any summons, complaint, declaration or other process and hereby absolutely and irrevocably agrees that the service thereof may be made by certified or registered first-class mail directed to the Company or any Holder, as applicable at its address in accordance with Section 9 hereof.

9. Notices. Any notice permitted or required hereunder shall be deemed to have been duly given if delivered personally, or if telecopied to the parties at their telecopier number set forth below (with receipt confirmed by telephone) or if mailed certified or registered mail, postage prepaid, to the parties at their address set forth below or to such other address as they may hereafter designate:

If to the Company:         AirNet Communications Corporation
                           3950 Dow Road
                           Melbourne, Florida 32934
                           Attention: Stuart P. Dawley
                           Fax No.: (321) 676-9914

With a copy to:            Edwards & Angell, LLP
                           One North Clematis Street, Suite 400
                           West Palm Beach, Florida 33401

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                           Attention: John G. Igoe, P.A.
                           Fax No.: (561) 655-8719

If to Tandem:              Tandem PCS Investments, L.P.
                           c/o CDP Capital Communications
                           Place Mercantile
                           2001 Avenue McGill College
                           Montreal, Quebec H3A 1G1
                           Canada
                           Attention:  Sebastian Rheaume
                           Fax No: (514) ____ -_____

If to SCP:                 SCP Private Equity Partners II, L.P.
                           c/o SCP Private Equity Partners, L.P.
                           Building 300
                           435 Devon Park Drive
                           Wayne, PA 19087-1945
                           Attention: James W. Brown
                           Fax No.: (610) 975-9546

With a copy to:            Saul Ewing LLP
                           1200 Liberty Ridge Drive
                           Wayne, PA 19087
                           Attention: Spencer W. Franck, Jr.
                           Fax No.: (610) 408-4405

If to Mellon:              Mellon Ventures, L.P.
                           c/o Mellon Ventures, Inc.
                           One Mellon Bank Center
                           Suite 5210
                           Pittsburgh, PA 15258-0001
                           Attention: Paul Cohn
                           Fax No.: (412) 236-3593

If to the Escrow Agent:    Edwards & Angell, LLP
                           One North Clematis Street, Suite 400
                           West Palm Beach, Florida 33401
                           Attention: John G. Igoe
                           Fax No: (561) 655-8719

10. Binding Effect. This Agreement shall be binding and inure to the benefit of the respective parties hereby and their respective heirs, executors, successors and permitted assigns.

11. Modifications. This Agreement (including any attachments) constitutes the entire agreement between the Company, the Holders and the Escrow Agent regarding its terms. This

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

Agreement may not be altered or modified without the express written consent of the parties hereto. No course of conduct shall constitute a waiver of any of the terms and conditions of this Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Agreement on one occasion shall not constitute a waiver of the other terms of this Agreement, or of such terms and conditions on any other occasion.

12. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES).

13. Severability. If any term hereof is determined to be invalid or unenforceable, such determination shall not affect the remaining terms.

14. Headings. The headings set forth in this Agreement appear for convenience only and shall not affect the interpretation of this Agreement.

15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

16. Assignment. No party may assign its rights or entitlements under this Agreement without the express written consent of the other parties.

17. Tax Consequences. This Agreement and the transactions contemplated in connection herewith are intended to represent a "recapitalization" within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended. The parties agree that they will report the transaction accordingly.





                        [Signatures Appear on Next Page.]

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

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a document under seal by their duly authorized officers as of the day and year first above written.

                                     AIRNET COMMUNICATIONS CORPORATION


                                     By:    /s/ Glenn A. Ehley
                                            ------------------------------------
                                            Glenn A. Ehley, President and CEO


                                     TANDEM PCS INVESTMENTS, L.P.


                                     By:    Life Cycles Holding Co. GP
                                            ------------------------------------
                                     Name:  /s/ Sebastian Rheaume
                                            ------------------------------------
                                     Title: ____________________________________


                                     SCP PRIVATE EQUITY PARTNERS II, L.P.

                                     By: SCP Private Equity II General
                                         Partner, L.P., its general partner
                                     By: SCP Private Equity II, LLC


                                     By:    /s/ James W. Brown
                                            ------------------------------------
                                     Name:  James W. Brown
                                            ------------------------------------
                                     Title: a manager
                                            ------------------------------------


                                     MELLON VENTURES, L.P.


                                     By: MVMA, LP, its General Partner
                                     By: MVMA, Inc., its General Partner


                                     By:    /s/ Paul D. Cohn
                                            ------------------------------------
                                     Name:  Paul D. Cohn
                                            ------------------------------------
                                     Title: Partner
                                            ------------------------------------


                                     EDWARDS & ANGELL, LLP


                                     By:    /s/ John G. Igoe, P.A.
                                            ------------------------------------
                                     Name:  John G. Igoe, P.A., Partner
                                            -------------------

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